UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

July 31, 2026 NAV Per Share

On August 17, 2026, Fortress Credit Realty Income Trust (the “Company” or “we”) reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of July 31, 2026, which is set forth below:

NAV per Share
Class B	$19.9994
Class R	$19.8487
Class J-1	$19.8557
Class J-2	$19.8394
Class J-4	$20.0785
Class S	$20.0473
Class I	$20.0398
Class E	$19.9801
Class F-I	$20.0477
Class F-S	$20.0589

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class B, Class R, Class J-1, Class J-2, Class J-4, Class S, Class I, Class E, Class F-I and Class F-S common shares. The following table provides a breakdown of the major components of our NAV as of July 31, 2026 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$3,245,014
Investments in real estate-related assets	421,352
Cash and cash equivalents	94,355
Restricted cash	158,664
Other assets	35,369
Secured debt arrangements	(2,094,893)
Subscriptions received in advance	(52,524)
Revolving credit facilities	(292,203)
Distribution Payable	(9,050)
Due to affiliate	(5,047)
Other liabilities	(71,202)
Non-controlling interests	(26,545)
Net Asset Value	$1,403,290
Number of outstanding shares	70,294

The following table provides a breakdown of our total NAV and NAV per share by class as of July 31, 2026 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of July 31, 2026
Class B	$528,945	26,448	$19.9994
Class R	86,903	4,378	$19.8487
Class J-1	325,007	16,368	$19.8557
Class J-2	69,164	3,486	$19.8394
Class J-4	146,973	7,320	$20.0785
Class S	34,795	1,736	$20.0473
Class I	180,930	9,029	$20.0398
Class E	25,915	1,297	$19.9801
Class F-I	978	49	$20.0477
Class F-S	3,680	183	$20.0589
Total	$1,403,290	70,294

The following table provides a breakdown of the major components of NAV as of June 30, 2026 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$2,900,385
Investments in real estate-related assets	455,231
Cash and cash equivalents	310,481
Restricted cash	118,572
Other assets	70,042
Secured debt arrangements	(2,030,134)
Subscriptions received in advance	(13,285)
Revolving credit facilities	(314,189)
Distribution payable	(9,022)
Due to affiliate	(6,578)
Other liabilities	(69,769)
Non-controlling interests	(26,426)
Net Asset Value	$1,385,308
Number of outstanding shares	69,473

The following table provides a breakdown of our total NAV and NAV per share by class as of June 30, 2026 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of June 30, 2026
Class B	$527,302	26,399	$19.9756
Class R	86,648	4,370	$19.8263
Class J-1	323,498	16,311	$19.8331
Class J-2	68,756	3,470	$19.8170
Class J-4	142,190	7,088	$20.0602
Class S	34,098	1,702	$20.0292
Class I	173,568	8,669	$20.0217
Class E	25,827	1,294	$19.9561
Class F-I	789	39	$20.0278
Class F-S	2,632	131	$20.0364
Total	$1,385,308	69,473

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: August 20, 2026	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer